Revenue and other operating income	12 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
Revenue and other operating income	Revenue and other operating income

(in thousands of USD)	2020				2019
	Tankers	FSO	Less: Equity-accounted investees	Total	Tankers	FSO	Less: Equity-accounted investees	Total

Pool Revenue	715,812	—	594	716,406	524,840	—	7	524,847
Spot Voyages	410,256	—	(9,799)	400,457	318,674	—	(1,453)	317,221
Revenue from contracts with customers	1,126,068	—	(9,205)	1,116,863	843,514	—	(1,446)	842,068

Time Charters	115,184	49,949	(51,246)	113,887	90,309	49,461	(49,461)	90,309
Lease income	115,184	49,949	(51,246)	113,887	90,309	49,461	(49,461)	90,309

Total revenue	1,241,252	49,949	(60,451)	1,230,750	933,823	49,461	(50,907)	932,377

Other operating income	—	—	—	10,112	—	—	—	10,094

For the accounting treatment of revenue, we refer to the accounting policies (see Note 1.17) - Revenue.

The increase in revenue is mostly related to the increase in pool and spot voyage revenue which is due to improved rates compared to 2019. The increase in revenue from time charters is also due to favorable market conditions and a slightly higher number of vessels on time charter.

The increase in time charter rates compared to 2019 is related to the fact that as from the end of the first quarter of 2020, the tanker market benefited from the development of three key factors. Firstly, unilateral actions were taken by Saudi Arabia in simultaneously cutting their oil prices but also raising their crude oil exports. This prompted a large short-term increase in demand for tanker tonnage, primarily in the VLCC sector. Secondly, the restrictions taken by governments to curtail the COVID-19 virus globally curbed economic activity and consequently crude oil consumption. This led to a steep and rapid disconnect between crude oil demand and supply alongside a wide contango. Thirdly, this pricing structure itself further incentivised the storage of crude oil for financial gain during April/May 2020, thus increasing short-term the demand for tonnage to store this excess oil.

The disruption to tanker markets from these factors combined to take between 7-9% of the global trading fleet for storage purposes (300 million barrels). These features combined to create a highly favourable tanker freight market from February until August reflected in strong revenues for the Company. The OPEC plus nations agreed to a 9.7M bpd cut to production of global crude (out of 100M bpd daily output) applicable from May 2020. However, the impact of these cuts was not felt in tanker markets until the third quarter 2020 given the positive disruption from storage on fleet supply. The returning vessels from storage from August 2020 onwards combined with fewer available cargoes from the production cuts has led to a challenging freight market from August 2020 onwards.

Other operating income includes revenues related to the daily standard business operation of the fleet and that are not directly attributable to an individual voyage.